SANDLER O'NEILL
WEST COAST FINANCIAL SERVICES CONFERENCE
MARCH 5, 2013

Peter F. Benoist, President & CEO
Frank H. Sanfilippo, EVP & CFO

ENTERPRISE FINANCIAL
TALENT · STRENGTH · PASSION

FORWARD LOOKING STATEMENT

Some of the information in this report contains "forward-looking statements" within the meaning of and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified with use of terms such as "may," "might," "will," "should," "expect," "plan," "anticipate," "believe," "estimate," "predict," "potential," "could," "continue" and the negative of these terms and similar words, although some forward-looking statements are expressed differently. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. You should be aware that our actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including, but not limited to: credit risk; changes in the appraised valuation of real estate securing impaired loans; outcomes of litigation and other contingencies; exposure to general and local economic conditions; risks associated with rapid increases or decreases in prevailing interest rates; consolidation within the banking industry; competition from banks and other financial institutions; our ability to attract and retain relationship officers and other key personnel; burdens imposed by federal and state regulation; changes in regulatory requirements; changes in accounting regulation or standards applicable to banks; and other risks discussed under the caption "Risk Factors" of our most recently filed Form 10-K and in Part II, 1A of our most recently filed Form 10-Q, all of which could cause the Company's actual results to differ from those set forth in the forward-looking statements.

Readers are cautioned not to place undue reliance on our forward-looking statements, which reflect management's analysis and expectations only as of the date of such statements. Forward-looking statements speak only as of the date they are made, and the Company does not intend, and undertakes no obligation, to publicly revise or update forward-looking statements after the date of this report, whether as a result of new information, future events or otherwise, except as required by federal securities law. You should understand that it is not possible to predict or identify all risk factors. Readers should carefully review all disclosures we file from time to time with the Securities and Exchange Commission which are available on our website at www.enterprisebank.com.

COMPANY PROFILE

- Enterprise Bank - $3.3 Billion in Total Assets
- Enterprise Trust - $1.8 Billion in Assets Under Administration
- Operates 21 branches in St. Louis, Kansas City, & Phoenix MSAs
- Strong Fundamental Performance Metrics [1]:
  - 96% core deposit funded
  - 5.39% NIM
  - 17% fee income ratio
  - 62% efficiency ratio
  - 62% C&I and Owner Occupied CRE Loans
- Successful Business Model:
  - Focus on private businesses & owner families
  - Attract top talent in markets
  - Product breadth – Banking, Trust & Wealth Management, Treasury Management, Niche Market Expertise
  - Strong client satisfaction and market image

[1] Financial data as of 12/31/12
Core deposits exclude brokered CDs and include reciprocal CDARS certificates of deposits. Fee income ratio excludes changes in FDIC Indemnification Asset.

ENTERPRISE FINANCIAL
TALENT · STRENGTH · PASSION

A FOCUSED AND WELL DEFINED BUSINESS MODEL

- Aimed at Business Owners, Executives & Professionals
- Broad Array of Banking & Wealth Management Services
- Experienced Bankers and Advisors



Enterprise Bank
Enterprise University
Treasury Management
Personal & Private Banking
Commercial Banking
Private Businesses & Owner Families
Financial & Estate Planning
Tax Credit Brokerage
Business & Succession Planning
Trust Administration
Investment Management
Enterprise Trust

A HIGHLY SUCCESSFUL BANKING FRANCHISE IN ST. LOUIS

- 8th Ranked in Deposit Share, Largest Publicly held Bank Based in St. Louis*
- $1.4 Billion in Loans, $1.3 Billion in Deposits
- $1.6 Billion Wealth Management Business
- Strong Record of Recruiting Top Level Bankers
- Consistent Ability to Produce Loan Growth, Even in a Difficult Economy

(In millions)	12/31/07	12/31/12	5 Year CAGR
Total Loans	$ 952	$1,382	8%
C&I Loans	$ 307	$ 723	19%

*Excludes Bank Units of Scottrade and Stifel Nicolaus

ENTERPRISE FINANCIAL
TALENT · STRENGTH · PASSION

MARKET NICHES PROVIDE COMPETITIVE ADVANTAGES, STRONG YIELDS AND FEES

- Enterprise Value Lending
  - M&A related lending, partnering with PE and VC firms.
  - $143 million in loans outstanding.
  - Pricing: Typically LIBOR + 2.75% - 4.50%.
- Tax Credit Related Lending
  - More than $195 million in Historic Tax Credit, Missouri State Affordable Housing and Federal New Markets Tax Credits leveraged loans closed.
  - Pricing: Typically LIBOR + 4.00% + 1% Fee.
- Missouri State Low Income Housing Tax Credit Brokerage
  - Tax credits purchased at discount and sold to high net worth clients.
  - Generated $2.6 million in revenue in 2012.
- Life Insurance Premium Financing
  - $119 million in loans outstanding and $840,000 in loan fees in 2012.
  - Pricing: Typically LIBOR + 2.60% + 1% Fee.
- Asset Based Lending
  - Recruited experienced team in 2011 from BMO Harris/M&I

DELIVERING MARKET-LEADING CLIENT SATISFACTION


Client Satisfaction Ratings for Top 5 Business Banks in St. Louis
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
35%
68%
47%
47%
92%
National Bank A
National Bank B
Regional Bank C
Regional Bank D
EFSC

Source: Greenwich Research Associates 2011; Businesses with $1 – 50 million in sales located in St. Louis

ENTERPRISE FINANCIAL
TALENT • STRENGTH • PASSION

OPPORTUNITY IN KANSAS CITY TO MIRROR ST. LOUIS SUCCESS

- Deposit Market Share Has Increased from 16th to 9th with Olathe Acquisition
- Enterprise's Relative Market Position in Kansas City is Now Similar to St. Louis
- $521 Million in Loans, $839 Million in Deposits
- Expanded our Footprint in Desirable Johnson County Portion of MSA
- Enterprise Now Has a Platform to Attract More Middle Market Businesses, Recruit Top Talent and Deploy Niche Lending Programs
- Olathe Acquisition Provides Opportunity to Implement Business Banking Initiative to Generate Low Cost Deposits and Fee Income

SIMILARITY OF MARKETS ENABLE SIMILAR STRATEGIES

- Markets are only 200 Miles Apart, 45 Minutes by Air
- Both Enjoy Stable, Diversified Midwestern Economies
- Similar Economic Characteristics



Businesses with 5-500 Employees
Construction/Real Estate
Manufacturing
Wholesale and Transportation
Retail
Finance, Insurance, Information
Professional, Management
Health Care
Accommodation
Administration, Education, Arts
Other
St. Louis
7.8%
9.1%
12.8%
12.5%
7.7%
10.0%
9.6%
5.1%
10.5%
16.9%
Kansas City
8.8%
9.4%
12.1%
12.0%
7.9%
9.2%
9.9%
5.1%
9.6%
16.0%

Source: US Census

ENTERPRISE FINANCIAL
TALENT · STRENGTH · PASSION

PHOENIX MARKET OFFERS SUBSTANTIAL GROWTH

- Largest and Fastest Growing of Enterprise's Three Markets

	Phoenix	St. Louis	Kansas City
Population	4,345,578	2,821,397	2,072,528
Businesses with 5-500 Employees	39,180	33,151	25,523
Millionaire Households	80,128	57,587	42,607
5 Year Projected Population	5.91%	0.53%	2.66%

- Rebounding Economy
  - Phoenix Ranked 3rd in Job Growth Among Major Labor Markets in 2012
  - Phoenix Reported The Fastest Home Price Rise (22.8% Over the 12 Months Ended November 2012) Among 20 Cities Tracked By Case-Shiller
- Highly Concentrated Banking Market
  - Top three banks control 73% of the market, an attractive environment for Enterprise's private business-focused, high service model
- Enterprise Has Established Foothold in the Market
  - $79 million in organic loans, $130 million in deposits
  - Branches in central Phoenix commercial district and affluent Scottsdale market

Sources: US Bureau of Labor Statistics, S&P/Case-Shiller Home Price Indices., Phoenix International Marketing, Claritas Inc.

FDIC-ASSISTED ACQUISITIONS PROVIDE STRATEGIC BENEFITS AS WELL AS EARNINGS GAINS

- Completed 4 FDIC-Assisted Transactions Since December 2009
- Allowed Enterprise to Quickly Branch Into Arizona
- Provided Entry Into Attractive Scottsdale Market
- Added Significant Scale and Market Presence in Kansas City
- Added $237 Million in Core Transaction Account Deposits
- Gained Entry Into Attractive Suburban Kansas City Market
- Earnings from Acquisitions have Bolstered Capital By $28 Million Over Past 3 Years

ENTERPRISE FINANCIAL
TALENT · STRENGTH · PASSION

EARNINGS GAINS ARE SIGNIFICANT, BUT VARIABLE

- $28.3 Million Net Revenue in 2012
- Accelerated Cash Flows Totaled $25 Million in 2012 and $14 Million in 2011

Dollars in thousands

Category	4Q 2012	3Q 2012	2Q 2012	1Q 2012	4Q 2011
Accretion Income	$ 7,442	$7,995	$ 7,155	$ 7,081	$6,841
Accelerated Cash Flows	9,778	7,446	5,315	2,691	4,733
Other	419	103	106	130	29
Total Interest Income	17,639	15,544	12,576	9,902	11,603
Provision For Loan Losses	(653)	(10,889)	(206)	(2,285)	144
Gain on Sale of Other Real Estate	105	34	769	1,173	144
Change in FDIC Loss Share Receivable	(8,131)	1,912	(5,694)	(2,956)	(4,642)
Change in FDIC Clawback Liability	(575)	-	-	-	-
Pre-tax Net Revenue	$ 8,385	$ 6,601	$ 7,445	$ 5,834	$ 7,249

FUTURE REVENUES ALSO SIGNIFICANT BUT WILL DIMINISH

- Covered Loan Balances will Decline in Future Years

Current projection of average covered loan balances (millions)				
2013	2014	2015	2016	2076
$ 163	$ 118	$ 60	$ 35	$ 27

Estimates will change based on quarterly recasts

- Estimated Future Accretable Yield of $80 Million
- Loss Share Agreements Extend Until Late 2014 at the Earliest and 2021 at the Latest

ENTERPRISE FINANCIAL
TALENT · STRENGTH · PASSION

CORE BUSINESS CONTINUES TO STRENGTHEN AND GROW

Changes from a Year Ago		
Total Loans	↑	11%
C&I Loans	↑	26%
Demand Deposits	↑	17%
Wealth Management Revenue	↑	7%
Core Net Interest Margin*	↑	7 BP
Nonperforming Loans	↓	7%
Nonperforming Assets	↓	18%

* Excluding Covered Loan Revenue

GROWING DEPOSIT BASE, INCREASING DDA SHARE

- Deposits Up 16% Over 2 Years
- DDA Up 88%


Other
9%
DDA
16%
CD
37%
MMA
38%

12/31/2010


Other
10%
CD
22%
DDA
26%
MMA
42%

12/31/2012

12/31/2010		12/31/2012
$2,298	Total Deposits (Millions)	$ 2,659
1.21%	Average Cost	0.67%

ENTERPRISE FINANCIAL
TALENT · STRENGTH · PASSION

GROWING LOAN PORTFOLIO, INCREASING C&I SHARE

- C&I and Owner Occupied RE Loans Total 62% of Portfolio
- C&I Loans Up 62% Over Last Two Years



Investor RE
25%
C&I
34%
Construction Res
RE
22%
Owner Occupied
RE 19%
12/31/2010
Investor RE
23%
C&I
46%
Construction
Res RE
15%
Owner
Occupied RE
16%
12/31/2012

12/31/2010		12/31/2012
$1,766	Total Loans (Millions)	$2,106
5.45%	Average Yield	4.94%

ENTERPRISE FINANCIAL
TALENT · STRENGTH · PASSION

DIVERSIFIED GROWING FEE INCOME STREAMS

2012 YTD Fee Income = $24.0 Million



Sale of Real Estate 9%
Tax Credit Brokerage 9%
Sale of Securities 5%
Wealth Mgmt. 30%
Service Charges 34%
Misc Other 13%

Fee Income Components

Dollars in thousands	12/31/12 YTD	12/31/11 YTD
Wealth Mgmt. Revenue	$ 7,300	$ 6,841
Service Charges and Other Fees	8,168	6,770
Sale of Other Real Estate	2,225	862
State Tax Credit Brokerage, Net	2,207	3,645
Sale of Securities	1,156	1,450
Miscellaneous Income	2,897	2,434
Total Noninterest Income	$ 23,953	$ 22,002

Note: Excludes change in FDIC Loss Share Receivable

ASSET QUALITY COMPARED TO PEERS


1.84%
2.21%
Enterprise
Peers
Non-Performing Loans to Loans at 12/31/12
1.44%
1.76%
Enterprise
Peers
Non-Performing Assets to Assets at 12/31/12
0.64%
0.32%
Enterprise
Peers
Net Charge-Offs to Average Loans LTM

Peers are banks $1-10 Billion, >20% commercial loans, <10% consumer loans

Source: SNL

ENTERPRISE FINANCIAL
TALENT · STRENGTH · PASSION

INCREASING NET INTEREST MARGIN



Loan Yield
6.32
5.78
7.19
5.91
6.65
6.39
6.89
7.29
7.62
Net Interest Margin
4.09
3.58
4.75
3.79
4.35
4.33
4.81
5.21
5.39
Organic Loan Yield
5.45
5.49
5.44
5.32
5.31
5.23
5.17
5.00
4.94
Cost of Interest-Bearing Deposits
1.21
1.16
1.12
1.01
0.9
0.84
0.79
0.72
0.67
Q4
Q1 2011
Q2
Q3
Q4
Q1 2012
Q2
Q3
Q4 2012

ENTERPRISE FINANCIAL
TALENT · STRENGTH · PASSION

CAPITAL RATIOS


Tangible Common Equity / Tangible Assets (%)
6.50
6.00
5.50
5.00
4.50
4.00
5.44
5.15
4.99
6.02
2009Y
2010Y
2011Y
2012 Y


Tier 1 Common Equity Ratio (%)
8.00
7.50
7.00
6.50
6.00
5.50
5.00
4.50
4.00
6.33
7.16
7.32
7.70
2009Y
2010Y
2011Y
2012 Y

- Bank Comfortably Exceeds "Well-Capitalized" Standard (11.85% Total Risk-Based Capital Ratio vs. 10% Standard)
- Targeting Increase in Tangible Common Equity to 7% by Year-end 2014
- Redeemed CPP Preferred Stock in 2012

YEAR-TO-DATE FINANCIAL COMPARISON

(dollars in millions, except per share)	2012	2011	% Change
Net income	$ 25.1	$ 22.9	10
Diluted earnings per share	$ 1.37	$ 1.34	2
Net interest income	$ 119.5	$ 96.6	24
Provision for loan losses*	$ 8.8	$ 13.3	(34)
Fee income**	$ 24.0	$ 22.0	9
Non-interest expense	$ 86.7	$ 77.7	12

Return on average assets	0.78%	0.74%
Return on average common equity	11.21%	12.67%

*Excludes provision for Covered Loans
**Excludes change in FDIC indemnification asset

STRATEGIES AND OPPORTUNITIES

- Focus on Driving Growth and Profitability in our Core Business
  - Continued growth in C&I lending
  - Opportunities to further reduce cost of funds
  - Leverage investments in technology to drive efficiency and productivity
- Deliver on Earnings Opportunity in Kansas City
- Capitalize on Organic Growth Opportunities in Rebounding Arizona Market
- Continue Opportunistic Approach to Acquisitions, Shifting Emphasis from Assisted to Whole-Bank Transactions
- Build Tangible Capital to 7% by the End of 2014

Q & A

ENTERPRISE FINANCIAL®
TALENT · STRENGTH · PASSION